                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: September 15, 2000

                      CHASE CREDIT CARD OWNER TRUST 1999-3
            ---------------------------------------------------------
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK, USA, NATIONAL ASSOCIATION

            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     United States                    333-74303                22-2382028
----------------------------   -------------------------  ----------------------
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification No.)


                    802 Delaware Avenue, Wilmington, DE         19801
                    ----------------------------------------    ----------
                    (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5050

Item 5.  Other Events:

         Chase Credit Card Owner Trust 1999-3 is the issuer of three classes of asset backed notes. The notes were issued under an indenture, dated as of September 1, 1999, between the trust and The Bank of New York, as Indenture Trustee.

         On September 15, 2000, The Chase Manhattan Bank, as Paying Agent, distributed monthly interest to the holders of the notes, and provided to holders a report including the information required by Section 7.3 of the Indenture. A copy of the statement provided to the holders of the notes is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).        Exhibits

                  Exhibits        Description
                  --------        -----------

                  20.1 Monthly Statement to Noteholders with respect to the September 15, 2000 distribution.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 29, 2000

                                             By: THE CHASE MANHATTAN BANK,
                                                 USA, NATIONAL ASSOCIATION
                                                 as Administrator

                                             By:  /s/ Patricia Garvey
                                                  ------------------------------
                                                  Name:  Patricia Garvey
                                                  Title: Vice President

                                       INDEX TO EXHIBITS
                                       -----------------

Exhibit No.                            Description
-----------                            ------------
20.1                                   Statement to Noteholders dated 9/15/2000